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EXHIBIT 32.1
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350,CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of MKA Capital, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended March 31, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:
(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company. MKA Capital, Inc Date: May 15, 2006 By: /s/ David Chen -------------------------------- David Chen Chief Executive Officer

Date:  May 15, 2006
                                                      By:  /S/ Ronald Gorthuis
                                                    --------------------------
                                                               Ronald Gorthuis
                                                       Chief Financial Officer

Date:  May 15, 2006
                                                 By:  /S/ Mordechay Kraselnick
                                                    --------------------------
                                                          Mordechay Kraselnick
                                                                      Chairman

Date:  May 15, 2006
                                                     By:  /S/ Ariel Kraselnick
                                                    --------------------------
                                                              Ariel Kraselnick
                                                                      Director